               FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
                                  OCTOBER 27, 1998


                                   SCHEDULE 14A
                                  (RULE 14A-101)
                      INFORMATION REQUIRED IN PROXY STATEMENT

                              SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:


[ X ]   Preliminary Proxy Statement                  [  ]   Confidential, For Use of the Commission
[   ]   Definitive Proxy Statement                          Only (as permitted by Rule 14a-6(e)(2))
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            BARR ROSENBERG SERIES TRUST
       ------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)


       ------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)


Payment of Filing Fee (check the appropriate box):

[ X ]   No fee required
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
--------------------------------------------------------------------------------
1)      Title of each class of securities to which transaction applies:  N/A
2)      Aggregate number of securities to which transaction applies:  N/A
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
4)      Proposed maximum aggregate value of transaction:  N/A
5)      Total fee paid:  N/A
--------------------------------------------------------------------------------
[   ]   Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
[   ]   Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)      Amount previously paid:
2)      Form, Schedule or Registration Statement No.:
3)      Filing Party:
4)      Date Filed:

                          BARR ROSENBERG SERIES TRUST

                          FOUR ORINDA WAY, BUILDING E

                                ORINDA, CA 94563

                                 (925) 254-6464

                            ------------------------

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

                             ---------------------

To the Shareholders:

    Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Barr Rosenberg Series Trust, a Massachusetts business trust (the "Trust"), will be held on December 28, 1998, at 10:00 a.m. (Pacific Time) at the offices of the Trust, Four Orinda Way, Building E, Orinda, California 94563. At the Meeting, you and the other shareholders of the Trust will be asked to consider and vote on the following matters:

    1. To approve a new investment management agreement between the U.S. Small Capitalization Series, the International Small Capitalization Series, the Japan Series, the Barr Rosenberg Market Neutral Fund, and the Barr Rosenberg Double Alpha Market Fund of the Trust and AXA Rosenberg Investment Management, L.L.C., as discussed in Part I of the attached Proxy Statement. (Each management agreement will be voted on only by shareholders of the relevant fund.)

    2. To elect two Trustees to the Board of Trustees of the Trust, as discussed in Part II of the attached Proxy Statement.

    3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

    Shareholders of record at the close of business on October 29, 1998 are entitled to notice of, and to vote at, the Meeting. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and the maximum number of shares may be voted. You may change your vote by written notice to the Trust, by submission of a subsequent proxy, or by voting in person at the Meeting.

                                          By Order of the Board of Trustees,

                                          Sara Ronan
                                          CLERK

ORINDA, CALIFORNIA
NOVEMBER   , 1998

                          BARR ROSENBERG SERIES TRUST
                          FOUR ORINDA WAY, BUILDING E
                                ORINDA, CA 94563
                                 (925) 254-6464

                                PROXY STATEMENT

    This Proxy Statement is being provided to the shareholders of Barr Rosenberg Series Trust, a Massachusetts business trust (the "Trust"), in connection with the solicitation of proxies by the Board of Trustees of the Trust (the "Board of Trustees" or the "Trustees"). The proxies are to be used at a Special Meeting of Shareholders (the "Meeting") to be held at the offices of the Trust, Four Orinda Way, Building E, Orinda, California 94563, on December 28, 1998 at 10:00 a.m. (Pacific Time), and any adjournment(s) thereof, for action upon the matters set forth in the Notice of the Special Meeting of Shareholders.

    The Trust currently consists of six series of shares: the U.S. Small Capitalization Series, the International Small Capitalization Series, the Japan Series, the Barr Rosenberg Market Neutral Fund, the Barr Rosenberg Double Alpha Market Fund (collectively, the "Funds") and the Barr Rosenberg Select Sectors Market Neutral Fund.

    All shares represented by each properly signed proxy ("Proxy") received prior to the Meeting will be voted at the Meeting. If a shareholder specifies how the Proxy is to be voted on any of the business matters to come before the Meeting, it will be voted in accordance with the specification. If no specification is made, the Proxy will be voted FOR approval of the new investment management agreement for the Fund of which you are a Shareholder (the "New Management Agreement") (Proposal 1) and FOR the election of the Trustees nominated by the Board of Trustees. The Proxy may be revoked by a shareholder at any time prior to its use by written notice to the Fund, by submission of a subsequent Proxy, or by voting in person at the Meeting.

    All shareholders of record at the close of business on October 29, 1998, the record date for the determination of shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each share of the Trust held, and each fractional share shall be entitled to a proportional fractional vote. As of that date, there were issued and outstanding the following number of shares for each Fund:

NAME OF FUND                                                                          SHARES ISSUED AND OUTSTANDING
------------------------------------------------------------------------------------  -----------------------------
U.S. Small Capitalization Series....................................................
International Small Capitalization Series...........................................
Japan Series........................................................................
Barr Rosenberg Market Neutral Fund..................................................
Barr Rosenberg Double Alpha Market Fund.............................................
                                                                                                   ------
    Total...........................................................................
                                                                                                   ------
                                                                                                   ------

    Shareholders of each Fund will vote separately on Proposal 1 (approval of new management agreements for each Fund). Shareholders of all five Funds will vote together as a single class on Proposal 2 (election of Trustees). The presence at the Meeting, in person or by proxy, of the holders of 40% of the shares entitled to be cast of a Fund (for a Fund-by-Fund vote, such as Proposal
1), or of the Trust (for a Trust-wide vote, such as Proposal 2) shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum, abstentions, withheld votes or broker "non-votes" will be counted as present. Broker "non-votes" occur when the Trust receives a Proxy from a broker or nominee who does not have discretionary power to vote on a particular matter and the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares represented by the Proxy. Proposal 1 requires the approval of a "majority of the outstanding voting securities" of each Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Abstentions and broker "non-votes" will have the effect of a vote against Proposal 1, depending on the number of Shares present at the meeting. With respect to Proposal 2, abstentions and broker non-votes will not be counted in favor of or against, and will have no other effect on the voting on, Proposal 2 except to help establish a quorum. See "Proposal 1 - Required Vote."

    The solicitation will be made primarily by mail, but may be supplemented by telephone calls, telegrams and personal interviews by officers, employees and agents of Rosenberg Institutional Equity Management and its affiliates. The Trust has retained D.F. King, 77 Water Street, New York, NY 10005 to aid in the solicitation of proxies. The costs of retaining D.F. King, which are anticipated to be approximately $10,000, and other expenses incurred in connection with the solicitation of proxies, and the costs of holding the Meeting, will be borne by Rosenberg Institutional Equity Management, and not by the Trust. This Proxy Statement and the enclosed form of Proxy were first mailed to shareholders on or
about November   , 1998.

    Those persons who are known to be the beneficial owners of more than five percent of the shares of any Fund of the Trust as of October 20, 1998 are:

                                             NAME AND ADDRESS               AMOUNT AND NATURE OF
NAME OF FUND                                OF BENEFICIAL OWNER             BENEFICIAL OWNERSHIP  PERCENT OF FUND
-------------------------------  -----------------------------------------  --------------------  ---------------
Japan Series--Select Class       Sandra B. Cook                                      1,248.388          13.517
                                 Trst Sandra B. Cook Family Trust
                                 U/A DTD 08/23/84
                                 1550 Oakland Avenue
                                 Piedmont, CA 94611

Japan Series--Select Class       Donaldson Lufkin Jenrette                           3,274.814          35.460
                                 Securities Corporation Inc.
                                 P. O. Box 2052
                                 Jersey City, NJ 07303-9998

Japan Series--Select Class       Henry Crew                                            967.248          10.473
                                 2558 Idaho St. Apt. 71
                                 Elko, NV 89801

Japan Series--Select Class       Fifth Third Bank, Custodian                         1,988.072          21.527
                                 Arthur Y. Liss
                                 IRA
                                 1400 N. Woodward Avenue 100
                                 Bloomfield, MI 48304

Japan Series--Institutional      Rosenberg Institutional Equity                    159,951.776          87.207
Class                            Mgmt.
                                 Attn: Po-Len Hew Controller
                                 4 Orinda Way Ste. 300E
                                 Orinda, CA 94563-2523

Japan Series--Institutional      Koko M. Baker                                      14,362.949           7.830
Class                            C/O RIEM 4 Orinda Way
                                 Orinda, CA 94563-0000

Barr Rosenberg Market            Resources Trust Company                           806,322.717          14.433
Neutral Fund--Investor           P. O. Box 3485
Class                            Englewood, CO 80155

Barr Rosenberg Double            Gary E. Whipple                                     5,544.355          26.864
Alpha Market Fund-- Investor     5303 E. 115th Pl.
Class                            Tulsa, OK 74137

                                             NAME AND ADDRESS               AMOUNT AND NATURE OF
NAME OF FUND                                OF BENEFICIAL OWNER             BENEFICIAL OWNERSHIP  PERCENT OF FUND
-------------------------------  -----------------------------------------  --------------------  ---------------
Barr Rosenberg Double            Arthur Wiener                                       2,517.623          12.199
Alpha Market Fund-- Investor     102 Coleridge Street
Class                            Brooklyn, NY 11235

Barr Rosenberg Double            Eduardo Nijensohn                                   4,310.345          20.885
Alpha Market Fund-- Investor     and Adriana Nijensohn
Class                            JTWROS
                                 545 W. Stratford
                                 Chicago, IL 60657

U.S. Small Capitalization        FTC and Co.                                       359,049.200          12.386
Series--Advisor Class            Attn: Datalynx House Account
                                 P. O. Box 173736
                                 Denver, CO 80217-3736

U.S. Small Capitalization        Smith Barney Inc.                                 401,303.564          13.844
Series--Advisor Class            333 W. 34th St. 7th Floor
                                 New York, NY 10001

U.S. Small Capitalization        Vanguard Fiduciary Trust Co.                      220,803.539           7.617
Series--Advisor Class            FBO Dresser-Rand Co. Rmt. Svgs.
                                 Pln. A 91621
                                 DTD 03/31/98
                                 Attn: Specialized Svcs.
                                 Unit VM 421
                                 P. O. Box 2600
                                 Valley Forge, PA 19482

U.S. Small Capitalization        Vanguard Fiduciary Trust Co.                      156,623.993           5.403
Series--Advisor Class            FBO M W Kellogg Co. Svg. &
                                 Invst. Pln. 91555
                                 DTD 05/01/98
                                 Attn: Specialized Svcs. Unit VM 421
                                 P. O. Box 2600
                                 Valley Forge, PA 19482

U.S. Small Capitalization        The Evangelical Lutherans                       3,423,117.059           5.587
Series--Institutional Class      For Jeanie Seto
                                 C/O Boston Safe Deposit Trust
                                 Attn: Scott Berard
                                 1 Cabot Road
                                 Medford, MA 02155-5158

U.S. Small Capitalization        Citizens Bank                                   4,463,911.055           7.286
Series--Institutional Class      C/O Trust Operations 3302021
                                 101 N. Washington Avenue
                                 Saginaw, MI 48607

                                 I. APPROVAL OF
                    THE NEW INVESTMENT MANAGEMENT AGREEMENTS
                                  (PROPOSAL 1)

    INTRODUCTION. Rosenberg Institutional Equity Management, a California limited partnership ("Old RIEM"), Four Orinda Way, Building E, Orinda, CA 94563, acts as investment adviser to each Fund pursuant to separate investment management agreements entered into by each Fund and Old RIEM (each, a "Current Management Agreement," and, together, the "Current Management Agreements"). Old RIEM has served as investment adviser to the Funds since each Fund's inception. In connection with the transaction (the "Transaction") contemplated by the Agreement of Purchase and Sale dated as of October 23, 1998 (the "Purchase Agreement"), AXA Rosenberg Group L.L.C., a newly-formed Delaware limited liability company ("AXA Rosenberg"), is expected to become the owner of all interests in AXA Rosenberg Investment Management, L.L.C., a newly-formed Delaware limited liability company ("New RIEM") that will succeed to the business and affairs of Old RIEM. AXA Investment Managers S.A., 46, Avenue de la Grande Armee, 75017 Paris, France, a French societe anonyme ("AXA IM") wholly-owned by AXA UAP, S.A., a French societe anonyme, or an affiliate thereof, will acquire an interest (the "AXA LLC Interest") in AXA Rosenberg that
generally entitles AXA IM to up to   % of the profits earned by AXA Rosenberg in
respect of each investment advisory client, including each Fund.

    The Transaction is being treated for purposes of the 1940 Act, which regulates investment companies such as the Trust, as a change in control of Old RIEM. The 1940 Act provides that such a change in control constitutes an "assignment" of the Current Management Agreements under which Old RIEM provides advisory services to each Fund. Such an "assignment" would result in the automatic termination of the Current Management Agreements at the closing date of the Transaction (the "Closing Date").

    You are now being asked to approve new investment management agreements (each, a "New Management Agreement") between your Fund and New RIEM. The management fee rate set forth in each New Management Agreement is identical to the fee rate set forth in the corresponding Current Management Agreement and, as described in greater detail below, all other terms of the New Management Agreement for each Fund are substantially identical to the Fund's Current Management Agreement in all material respects. The effect of Proposal 1 is to permit each Fund to continue to operate, following the Transaction, under an investment management arrangement substantially identical to that in effect immediately before the Transaction.

    THE TRANSACTION. Old RIEM is a California limited partnership whose Managing General Partner is Barr Rosenberg and whose other two general partners are Marlis S. Fritz and Kenneth Reid. Under the terms of Old RIEM's partnership agreement, Barr Rosenberg, as Managing General Partner, has full and exclusive charge and control of the management, conduct and operation of Old RIEM and its business in all matters and respects. In connection with the Purchase Agreement, Old RIEM will combine with New RIEM and the partners of Old RIEM (the "RIEM Partners") will contribute all their interests in New RIEM and various related businesses to AXA Rosenberg in exchange for interests in AXA Rosenberg. In addition, AXA IM will acquire from the RIEM Partners the AXA LLC Interest in AXA Rosenberg. The RIEM Partners will continue to own the remaining economic interest in AXA Rosenberg. Subject to the terms and conditions of the Purchase Agreement, the RIEM Partners will be paid on the Closing Date an aggregate purchase price of $125 million for the AXA LLC Interest. In addition, AXA IM is required to pay the RIEM Partners substantial additional amounts (the "Additional Payments") in 2002 if the earnings of AXA Rosenberg meet or exceed certain thresholds set forth in the Purchase Agreement. AXA IM also has the option (the "Option") to purchase from the RIEM Partners up to one-half of the interests in AXA Rosenberg that the RIEM Partners own as of the closing date for the transaction. The Option is exercisable between 2002 and 2008 at an exercise price based on the earnings attributable to the interest being purchased.

    As a condition of the Transaction, AXA will, and will cause its wholly-owned subsidiaries to, use commercially reasonable efforts to direct or work with AXA's affiliates in the AXA Group to facilitate the placing by such affiliates
of an average of $     billion of assets under discretionary management by AXA
Rosenberg and its subsidiaries during the first five years after the Closing Date. In addition, after the Closing Date, AXA will, and will use its best reasonable efforts to cause its wholly-owned subsidiaries to, utilize AXA Rosenberg as the exclusive quantitative equity investment management unit within AXA.

    Old RIEM has informed the Trust that it contemplates no material changes in the investment philosophy, policies, or strategies of the Funds. New RIEM will continue to operate from offices in Orinda, California, with the same personnel providing services to the Funds as before the Closing Date. In particular, the same persons who are presently responsible at Old RIEM for design and maintenance of Old RIEM's portfolio system and the portfolio managers responsible for research and monitoring each Fund's characteristic performance against the relevant benchmark are expected to perform similar functions as officers or employees of New RIEM following the Closing Date. The Purchase Agreement requires that the individual RIEM Partners and certain key personnel of Old RIEM, including those responsible for the design and maintenance of Old RIEM's portfolio system, will enter into employment or consulting agreements (which will include non-competition and/or non-solicitation and other customary provisions) with New RIEM, providing assurance that investment continuity will be maintained.

    Pursuant to a limited liability company agreement to be entered into on the Closing Date (the "Governance Agreement"), the board of directors of AXA Rosenberg will consist of ten members, five of whom are to be designated by the RIEM Partners and five of whom are to be designated by AXA IM. If the board of directors is deadlocked on an issue, such issue shall be referred to and resolved by the Board of Members. The Board of Members consists of two individuals, one nominated by AXA IM and one nominated by the RIEM Partners. Deadlocks at the Board of Members are generally resolved by the AXA representative, except that certain issues cannot be resolved without the consent of the RIEM Partners or their representative. As of the date of this Proxy Statement, it is expected that Barr Rosenberg, Marlis Fritz, Jennie Paterson, Thomas Mead and Edward H. Lyman will be designated by the RIEM Partners as members of the Governing Board of AXA Rosenberg and that Nicolas Moreau, Ronald J. Gould, Richard Morris, [others] will be designated by AXA IM. Mr. Moreau is expected to serve as the chief executive officer of AXA Rosenberg. The table below provides certain information concerning Mr. Moreau and each other person who is expected to serve on the board of directors of New RIEM.

NAME/ADDRESS                                                      PRINCIPAL OCCUPATION
-------------------------------------  ---------------------------------------------------------------------------
Nicolas Moreau (1) ..................
AXA Global Structured Products
AXA Investment Managers
46, Avenue de la Grande Armee
75017 Paris
France

Barr Rosenberg (2) ..................  Managing General Partner, Trustee and Chief Investment Officer, Rosenberg
                                       Institutional Equity Management.

Marlis Fritz (2) ....................  General Partner and Director of Marketing, Rosenberg Institutional Equity
                                       Management.

NAME/ADDRESS                                                      PRINCIPAL OCCUPATION
-------------------------------------  ---------------------------------------------------------------------------
Jennie Paterson (3) .................  Managing Director/Director of Marketing, Barr Rosenberg European Management
                                       Ltd.

Thomas Mead (2) .....................  Director of Strategy Implementation and Portfolio Engineer, Rosenberg
                                       Institutional Equity Management.

Edward H. Lyman (2) .................  Executive Vice President, Barr Rosenberg Investment Management, Inc. and
                                       General Counsel to the Rosenberg Group of companies.

------------------------------

(1) Expected to be designated by AXA.

(2) Expected to be designated by the RIEM Partners. The principal business address of each is expected to be c/o AXA Rosenberg Group LLC, 4 Orinda Way, Suite 300E, Orinda, California 94563.

(3) Expected to be designated by the RIEM Partners. The principal business address is expected to be c/o AXA Rosenberg Investment Management Europe, 9A Devonshire Square, London, EC2M 4YL.

    Each of Old RIEM and AXA IM has informed the Trust that they will use all commercially reasonable efforts to assure compliance with the conditions of
Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company).

    The second condition of Section 15(f) is that, during the three-year period immediately following the change of control, at least 75% of an investment company's board of trustees must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. In order to comply with this provision, the Board has recommended the election of an additional disinterested Trustee to the Board of Trustees, as described more fully under Proposal 2 below, and it is expected that Dr. Rosenberg and Ms. Fritz will resign from the Board of Trustees, effective on the Closing Date.

    The completion of the Transaction is contingent upon approval of consents to assignment of advisory agreements, or the execution of new advisory agreements, with respect to assets under management constituting, by market value, not less than 90% of the assets under management as of the most recent valuation date prior to the execution of the Purchase Agreement, after subtracting all withdrawals of assets under management and adding all contributions to assets under management occurring between the date the Purchase Agreement is executed and the date the Transaction is consummated. One such new advisory agreement for which approval is sought is the New Management Agreement for each Fund as contemplated by Proposal 1. Other conditions precedent to the closing of the Transaction include, among other things, that all regulatory filings, applications and notifications have been duly and properly made or obtained. If the conditions to the Transaction are not met and the Transaction is therefore not consummated, the Current Management Agreement will remain in effect. In the event the New Management Agreement is not approved by each Fund's shareholders and the Transaction is nonetheless completed, the Board will consider appropriate action.

    DESCRIPTION OF THE MANAGEMENT AGREEMENTS. The description of the New Management Agreements set forth herein is qualified in its entirety by the provisions of the Form of New Management Agreement, which is attached hereto as Exhibit A.

    The Current Management Agreements for the U.S. Small Capitalization Series, the International Small Capitalization Series, and the Japan Series were last submitted to a vote of shareholders on August 1, 1996 at a special meeting of shareholders to approve an increase in the management fee. The Current Management Agreements of the Barr Rosenberg Market Neutral Fund and the Barr Rosenberg Double Alpha Market Fund were approved by the sole initial shareholder of each such Fund in connection with the organization of such Funds in December 1997.

    It is proposed that New RIEM serve as the investment adviser to each Fund of the Trust pursuant to the New Management Agreements between the Trust and New RIEM. The terms of the New Management Agreements are substantially identical to the terms of the Current Management Agreements in all material respects, except for (i) their effective and termination dates and (ii) the parties to such agreements (i.e., the New Management Agreements are between each Fund and New RIEM, rather than between each Fund and Old RIEM).

    The compensation payable to New RIEM for its services under the New Management Agreements will be a quarterly management fee at the following annual percentage rates applicable to the average daily net assets of each Fund, as determined at the close of each business day during the quarter:

                                                                                         TOTAL FUND OPERATING EXPENSES
                                                                                      (AFTER WAIVER AND/OR REIMBURSEMENT)
                                                                 ANNUAL      ------------------------------------------------------
                                                               PERCENTAGE     INSTITUTIONAL    INVESTOR      SELECT       ADVISER
NAME OF FUND                                                      RATE           SHARES         SHARES       SHARES       SHARES
------------------------------------------------------------  -------------  ---------------  -----------  -----------  -----------
U.S. Small Capitalization Series............................         0.90%           1.15%           N/A         1.65%        1.40%
International Small Capitalization Series...................         1.00%           1.50%          2.00%         N/A          N/A
Japan Series................................................         1.00%           1.50%          2.00%         N/A          N/A
Barr Rosenberg Market Neutral Fund..........................         1.90%           2.00%          2.50%         N/A          N/A
Barr Rosenberg Double Alpha Market Fund.....................         0.10%           2.35%          2.85%         N/A          N/A

    Old RIEM has undertaken to waive its management fee and bear certain expenses in order to limit the total annual operating expenses (exclusive of extraordinary expenses and dividends and interest paid on securities sold short) of each class to the percentage of each Fund's average daily net assets attributable to that class shown below. New RIEM also has voluntarily undertaken until further notice to waive its management fee and bear certain expenses in order to limit the total annual operating expenses (exclusive of extraordinary expenses and dividends and interest paid on securities sold short) of each class to the percentage of each Fund's average daily net assets attributable to that class shown below.

                                       TOTAL FUND OPERATING EXPENSES                 TOTAL FUND OPERATING EXPENSES
                                   (AFTER WAIVER AND/OR REIMBURSEMENT)*          (WITHOUT WAIVER AND/OR REIMBURSEMENT)
                                -------------------------------------------   -------------------------------------------
                                INSTITUTIONAL   INVESTOR   SELECT   ADVISER   INSTITUTIONAL   INVESTOR   SELECT   ADVISER
NAME OF FUND                       SHARES        SHARES    SHARES   SHARES       SHARES        SHARES    SHARES   SHARES
------------------------------  -------------   --------   ------   -------   -------------   --------   ------   -------
U.S. Small Capitalization
 Series.......................      1.15%         N/A      1.65%     1.40%         1.30%         N/A     1.80%     1.55%
International Small
 Capitalization Series........      1.50%         N/A      2.00%      N/A          2.64%        3.14%     N/A       N/A
Japan Series..................      1.50%         N/A      2.00%      N/A         14.25%       14.75%     N/A       N/A
Barr Rosenberg Market Neutral
 Fund.........................      2.00%        2.50%      N/A       N/A          2.20%        2.70%     N/A       N/A
Barr Rosenberg Double Alpha
 Market Fund..................      2.35%        2.85%      N/A       N/A          2.98%        3.48%     N/A       N/A

------------------------

* Does not include dividends paid in connection with short sales (estimated at 0.88% for the Barr Rosenberg Market Neutral Fund's first fiscal year), which are included in and reduce the investment return of such Fund.

    For the year ended March 31, 1998, advisory fees paid to Old RIEM pursuant to the Current Management Agreements (both before and after the voluntary fee reduction described above), which provide for advisory fee rates identical to those set forth in the New Management Agreements, were as follows:

                                                                     GROSS FEES                      NET FEES
                                                                       (BEFORE                        (AFTER
FUND                                                                 REDUCTION)      REDUCTION      REDUCTION)
----------------------------------------------------------------  -----------------  ----------  ----------------
U.S. Small Capitalization Series................................    $   2,571,254    $  206,166    $  2,565,088
International Small Capitalization Series.......................    $     245,559    $  221,059    $     24,500
Japan Series....................................................    $      10,618    $   10,618    $          0
Barr Rosenberg Market Neutral Fund..............................    $     700,708    $  193,487    $    507,221

    Under the New Management Agreements, subject to the control of the Trustees of the Trust and such policies as the Trustees may determine, New RIEM will furnish continuously an investment program for, and will make investment decisions on behalf of, the Funds and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, New RIEM will furnish office space and equipment, provide certain bookkeeping and clerical services and pay all salaries, fees and expenses of the officers and Trustees of the Trust who are affiliated with New RIEM.

    The New Management Agreements also provide that, in placing orders with brokers or dealers, New RIEM will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Funds (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are judgment considerations.

    Each New Management Agreement provides that it will continue in effect from its initial effective date (which is expected to be as of the Closing Date, provided that the New Management Agreements have been approved by the shareholders of the relevant Fund) for an initial term of one year, and thereafter with respect to such Fund only so long as such continuance is approved at least annually by (i) the vote, cast in person at a meeting called for such purpose, of a majority of those Trustees who are not "interested persons" of New RIEM or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a "majority of the outstanding voting securities" (defined below) of that Fund. Each New Management Agreement automatically terminates on assignment, and is terminable without penalty by the Trust or New RIEM on not more than 60 days' notice. Each New Management Agreement may only be amended by written instrument by an affirmative vote of the holders of a "majority of the outstanding voting securities" (defined below) of the relevant Fund.

    Each New Management Agreement provides that New RIEM shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.

    In addition to the advisory fees described above, each Fund will pay all of its expenses not expressly assumed by New RIEM, including, without limitation, brokerage commissions and transfer taxes in connection with the Fund's portfolio transactions, all applicable taxes and filing fees, distribution fees, shareholder servicing fees, the fees and expenses for registration or qualification of its shares under federal or state securities laws, the compensation of trustees who are not partners, officers or employees of New RIEM, interest charges, expenses of issue or redemption of shares, charges of custodians, auditing and legal expenses, expenses of determining the net asset value of Fund shares, expenses of reports to shareholders, expenses of printing and mailing proxy statements and proxies to existing shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses and insurance premiums.

    REQUIRED VOTE. Approval of each Fund's New Management Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of that Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund or (2) 67% or more of the shares of that Fund present at the meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy. If the shareholders of any Fund do not approve the New Management Agreement, the Trustees will take such further action as they may deem to be in the best interests of the shareholders of that Fund.

    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NEW MANAGEMENT AGREEMENTS.

                            II. ELECTION OF TRUSTEES
                                  (PROPOSAL 2)

    While the Trust's Declaration of Trust allows the existing Trustees to elect additional individuals to the Board of Trustees, the 1940 Act limits the percentage of Trustees who may serve without being elected by shareholders. Dr. Sharpe and Dr. Reid have previously been elected by shareholders. Accordingly and in light of the intention of the parties to the Transaction that at least 75% of the Trustees not be interested persons of Old RIEM or New RIEM (see "Proposal 1--The Transaction"), the Trustees have proposed the election of two nominees as Trustees. The nominees for Trustee of the Trust (the "Nominees") who are proposed for election at the Meeting are Nils H. Hakansson and Dwight M. Jaffee. Professor Hakansson is presently a Trustee of the Trust, having already been elected by the other Trustees on March 19, 1990. The principal occupations and business experience for the last five years of each Nominee for Trustee, each Trustee, and each Officer of the Trust are as indicated in the table below.

    The term of office of each person elected as a Trustee will be until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified (or until such Trustee's earlier retirement, resignation, death or disqualification). The Nominees have agreed to serve as Trustees if elected. If either of the Nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for another person in their discretion.

                  NOMINEES, TRUSTEES AND OFFICERS INFORMATION

                               POSITION WITH THE
NAME, ADDRESS AND AGE                TRUST                PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
----------------------------  --------------------  -------------------------------------------------------------
Nils H. Hakansson (61)        Trustee and Nominee   Sylvan C. Coleman Professor of Finance and Accounting, Haas
                              for Trustee           School of Business, University of California, Berkeley, June
                                                    1969 to present. Director, Supershare Services Corporation
                                                    (investment management), Los Angeles, California, November
                                                    1989 to 1995.
Dwight M. Jaffee (55)         Nominee for Trustee   Professor of Finance and Real Estate, University of
                                                    California, Berkeley, California, July 1991 to present.
Kenneth Reid* (49)            President, Trustee    General Partner and Director of Research, Rosenberg
                                                    Institutional Equity Management, June 1986 to present.
Marlis S. Fritz* (49)         Vice President,       General Partner and Director of Marketing, Rosenberg
                              Trustee               Institutional Equity Management, April 1985 to present.

                               POSITION WITH THE
NAME, ADDRESS AND AGE                TRUST                PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
----------------------------  --------------------  -------------------------------------------------------------
Barr M. Rosenberg* (55)       Trustee               Managing General Partner, Trustee and Chief Investment
                                                    Officer, Rosenberg Institutional Equity Management, January
                                                    1985 to present.
William F. Sharpe (64)        Trustee               STANCO 25 Professor of Finance, Stanford University, [date]
                                                    to present. Timken Professor Emeritus of Finance, Stanford
                                                    University, September 1989 to [date]. Timken Professor of
                                                    Finance, Stanford University, September 1970 to September
                                                    1989. Chairman, Financial Engines Incorporated, Los Altos,
                                                    California (electronic investment advice), March 1996 to
                                                    present.
Po-Len Hew (32)               Treasurer             Accounting Manager, Rosenberg Institutional Equity
                                                    Management, October 1989 to present.
Sara Ronan (39)               Clerk                 Paralegal, Rosenberg Institutional Equity Management,
                                                    September 1997 to present; Director of Marketing, MIG Realty
                                                    Advisors, January 1996 to September 1997; Vice President,
                                                    Liquidity Financial Advisors, May 1985 to January 1996.
Edward H. Lyman (55)          Vice President        Executive Vice President, Barr Rosenberg Investment
                                                    Management, Inc., and General Counsel to the Rosenberg Group
                                                    of companies, 1990 to present.
Richard L. Saalfeld (55)      Vice President        President and Chief Executive Officer of mutual fund unit of
                                                    Rosenberg Institutional Equity Management from June 1996 to present; Consultant to Rosenberg Institutional Equity
                                                    Management, September 1995 to May 1996; Chairman and Chief
                                                    Executive Officer of CoreLink Resources, Inc. (mutual fund marketing organization), Concord, California, April 1993 to
                                                    August 1995; Consultant, December 1992 to March 1993.
Harold L. Arbit (52)          Vice President        Vice President and Partner, Rosenberg Alpha L.P., 1984 to
                                                    present.
F. William Jump, Jr. (42)     Vice President        Portfolio engineer, Rosenberg Institutional Equity
                                                    Management, August 1990 to present.

------------------------------

* Trustee who is an "interested person" (as defined in the 1940 Act) of the Trust or Old RIEM. Messrs. Reid and Rosenberg and Ms. Fritz are "interested persons" by reason of being general partners of Old RIEM.

    The mailing address of each of the Officers and Trustees is c/o Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, OH 43219.

    The principal occupations of the Officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

    In connection with the Transaction, Messrs. Lyman, Reid and Mead and Ms. Fritz will enter into employment agreements with AXA Rosenberg and/or its affiliated companies and will therefore receive employment compensation therefrom. Dr. Rosenberg will enter into a consulting agreement with AXA Rosenberg and/or its affiliated companies and will receive compensation therefrom. By virtue of these interests and by virtue of the interests of Messrs. Rosenberg and Reid and Ms. Fritz in the Transaction as described under "Description of the Transaction," each of Messrs. Rosenberg and Reid, Ms. Fritz and Rosenberg Alpha (of which Dr. Rosenberg and his wife are general partners) may be deemed to have a substantial interest in shareholder approval of Proposal 1. As indicated above, it is anticipated that Dr. Rosenberg and Ms. Fritz will resign from the Board of Trustees, effective as of the Closing Date.

    As of October 19, 1998, those securities of the Trust that are known to be beneficially owned by the Trustees and the Nominees for Trustee of the Trust are:

                                               AMOUNT AND NATURE OF
NAME OF FUND          BENEFICIAL OWNER         BENEFICIAL OWNERSHIP          PERCENT OF FUND
-----------------  -----------------------  ---------------------------  -----------------------


    As of October 19, 1998, the Trustees and officers of the Trust beneficially
owned as a group   shares of [Fund].

    The Board of Trustees met four times during the fiscal year ended March 31, 1998. Each Trustee attended at least 75% of such meetings, except for Ms. Fritz, who attended one of the four meetings. The Trust has a standing audit committee composed of Messrs. Hakansson and Sharpe which is responsible for the selection of the Trust's auditors and monitoring the audit process and its results. Messrs. Hakansson and Sharpe attended both audit committee meetings held during the fiscal year ended March 31, 1998. The Trust does not have nominating or compensation committees.

    The Trust pays the Trustees other than those who are interested persons of the Manager a annual fee of $45,540 plus $4,950 for each meeting attended. The Trust does not pay any pension or retirement benefits for its Trustees. The Trust does not pay any compensation to officers or trustees of the Trust other than those Trustees who are not interested persons of the Trust.

    The following table sets forth the amount of the compensation paid (or deferred in lieu of current payment) by the Trust during its fiscal year ended March 31, 1998 to the persons who served as Trustees during all or any portion of such fiscal year:

                               COMPENSATION TABLE

                                                   (2)                 (3)                     (4)                (5)
                                                AGGREGATE     PENSION OR RETIREMENT     ESTIMATED ANNUAL         TOTAL
                    (1)                       COMPENSATION     BENEFITS ACCRUED AS        BENEFITS UPON      COMPENSATION
NAME OF PERSON, POSITION                       FROM TRUST    PART OF TRUST EXPENSES        RETIREMENT         FROM TRUST
--------------------------------------------  -------------  -----------------------  ---------------------  -------------
Nils H. Hakansson ..........................   $ 42,487.50          $       0               $       0         $ 42,487.50
 Trustee
William F. Sharpe ..........................   $ 42,487.50          $       0               $       0         $ 42,487.50
 Trustee

    REQUIRED VOTE. The election of Trustees of the Trust will be by a plurality of the shares of the Trust (all five Funds of the Trust voting together as a single class) present at the Meeting in person or by Proxy. Shares represented by duly-executed Proxies will be voted for the election of the persons named herein as Nominees, unless such authority has been withheld in accordance with the instructions on the form of Proxy. If no instructions are made, the Proxy will be voted for such Nominees.

    THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE FOR THE ELECTION OF THE NOMINEES.

                             III. OTHER INFORMATION

    INFORMATION REGARDING THE TRUST'S ADMINISTRATOR. The Trust's Administrator is BISYS Fund Services of Ohio, Inc., located at 3435 Stelzer Road, Columbus, OH 43219.

    INFORMATION REGARDING THE TRUST'S DISTRIBUTOR. The Trust's Distributor (for each class of shares of each Fund other than Institutional Shares) is Barr Rosenberg Funds Distributors, Inc., located at 90 Park Avenue, New York, NY 10016.

    OTHER BUSINESS. As of the date of this Proxy Statement, the Trustees know of no business to come before the Meeting other than as set forth in the Notice of the Special Meeting of Shareholders. However, if any other matters properly come before the Meeting, it is their intention that Proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of Proxy.

    ADJOURNMENT. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Special Meeting of Shareholders are not received by the time scheduled for the Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of Proxies with respect to any of such proposals. In addition, if, in the judgment of the persons named as Proxies, it is advisable to defer action on one or more proposals, the persons named as Proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by Proxy at the session of the Meeting to be adjourned, as required by the Trust's Agreement and Declaration of Trust and By-Laws. The persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those Proxies required to be voted against any of such proposals. The costs of any additional solicitation and of any adjourned session will be borne by Old RIEM. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

    ANNUAL REPORT. The Fund's 1997 Annual Report to Shareholders was mailed to shareholders on or about May 29, 1998. ADDITIONAL COPIES OF THE ANNUAL REPORT AND THE SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998, ONCE AVAILABLE, MAY BE OBTAINED WITHOUT CHARGE FROM THE TRUST BY WRITING TO 3435 STELZER ROAD, COLUMBUS, OHIO 43219, OR BY CALLING TOLL-FREE AT (800) 555-5737 (FOR INSTITUTIONAL SHARE CUSTOMERS) OR 800-447-3332 (FOR INVESTOR SHARE, ADVISER SHARE, AND SELECT SHARE CUSTOMERS).

    DATE OF RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders and the Trust currently does not intend to hold any annual meetings. Shareholder proposals for inclusion in the Trust's proxy statement for any special meeting must be received by the Trust a reasonable period of time before the Trust begins to print and mail its proxy materials. The timely submission of a proposal does not guarantee its inclusion.

    PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

NOVEMBER   , 1998

                                                                       EXHIBIT A

                         [FORM OF MANAGEMENT CONTRACT]

                              MANAGEMENT CONTRACT

    Management Contract executed as of December   , 1998 between Barr Rosenberg
Series Trust, a Massachusetts business trust (the "Trust"), on behalf of its
         (the "Fund"), and Rosenberg Institutional Equity Management LLC (the "Manager").

                                  WITNESSETH:

    That in consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY MANAGER TO THE TRUST.

    (a) Subject always to the control of the Trustees of the Trust and to such policies as the Trustees may determine, the Manager will, at its expense, (i) furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of its portfolio securities and (ii) furnish office space and equipment, provide bookkeeping and clerical services (excluding determination of net asset value, shareholder accounting services and the fund accounting services for the Fund being supplied by State Street Bank and Trust Company) and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-laws of the Trust and the Fund's stated investment objective, policies and restrictions.

    (b) In placing orders for the portfolio transactions of the Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager shall consider all factors it deems relevant, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and financial strength and stability of the broker. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Trust and to other clients of the Manager as to which the Manager exercises investment discretion.

    (c) The Manager shall not be obligated under this agreement to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

2. OTHER AGREEMENTS, ETC.

    It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a partner, shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Trust. It is also understood that the Manager and persons controlled by or under common control with the Manager have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3. COMPENSATION TO BE PAID BY THE TRUST TO THE MANAGER.

    The Fund will pay to the Manager as compensation for the Manager's services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to Section 1, a fee, computed and paid quarterly at the annual rate of
  % of the Fund's average daily net asset value. Such average daily net asset value of the Fund shall be determined by taking an average of all of the determinations of such net asset value during such quarter at the close of business on each business day during such quarter while this Contract is in effect. Such fee shall be payable for each quarter within five (5) business days after the end of such quarter.

    In the event that expenses of the Fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution expenses paid by the Fund pursuant to a distribution plan or otherwise) for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of such excess by reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation that the Manager may, by written notice to the Trust, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the Fund's expenses to the extent required by such expense limitation.

    If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4. ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

    This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager.

5. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

    This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

        (a) Either party hereto may at any time terminate this Contract by not more than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

        (b) If (i) the Trustees of the Trust by majority vote or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on the first anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Contract is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Manager may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

    Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

    Termination of this Contract pursuant to this Section 5 shall be without the payment of any penalty.

6. CERTAIN DEFINITIONS.

    For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares" of the Fund means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

    For the purposes of this Contract, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940 and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; and the phrase "specifically approve at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

7. NONLIABILITY OF MANAGER.

    In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder.

8. THE NAMES "ROSENBERG" OR "BARR ROSENBERG".

    The Manager owns the right to use the names "Rosenberg" or "Barr Rosenberg" in connection with investment-related services or products, and such names may be used by the Trust only with the consent of the Manager. The Manager consents to the use by the Trust of the name "Barr Rosenberg Series Trust" or any other name embodying the names "Rosenberg" or "Barr Rosenberg", in such forms as the Manager shall in writing approve, but only on condition and so long as (i) this Contract shall remain in full force and (ii) the Trust shall fully perform, fulfill and comply with all provisions of this Contract expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Trust at any time or in any place or for any purposes or under any conditions except as in this section provided. The foregoing authorization by the Manager to the Trust to use the names "Rosenberg" or "Barr Rosenberg" as part of a business or name is not exclusive of the right of the Manager itself to use, or to authorize others to use, said name; the Trust acknowledges and agrees that as between the Manager and the Trust, the Manager has the exclusive right so to use, or to authorize others to use, said names; and the Trust agrees, on behalf of the Fund, to take such action as may reasonably be requested by the Manager to give full effect to the provisions of this section (including, without limitation, consenting to such use of said names). Without limiting the generality of the foregoing, the Trust agrees that, upon any termination of this Contract by either party or upon the violation of any of its provisions by the Trust, the Trust will, at the request of the Manager made within six months after the Manager has knowledge of such termination or violation, use its best efforts to change the name of the Trust so as to eliminate all reference, if any, to the names "Rosenberg" or "Barr Rosenberg" and will not thereafter transact any business in a name containing the names "Rosenberg" or "Barr Rosenberg" in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such name, or otherwise use the names "Rosenberg" or "Barr Rosenberg" or any other reference to the Manager. Such covenants on the part of the Trust shall be binding upon it, its trustees, officers, stockholders, creditors and all other persons claiming under or through it.

9. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

    A copy of the Agreement and Declaration of Trust of the Trust, as amended, is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

    IN WITNESS WHEREOF, Barr Rosenberg Series Trust, on behalf of its          ,
and Rosenberg Institutional Equity Management have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

                                          BARR ROSENBERG SERIES TRUST, on behalf
                                          of its

                                          By ___________________________________

                                          Title:

                                          ROSENBERG INSTITUTIONAL EQUITY
                                          MANAGEMENT LLC

                                          By ___________________________________

                                          Title:

                            BARR ROSENBERG SERIES TRUST

                          U.S. SMALL CAPITALIZATION SERIES

        THIS SOLICITATION IS BEING MADE ON BEHALF OF THE BOARD OF TRUSTEES.

     The undersigned shareholder, by completing this form, does thereby appoint Marlis S. Fritz and Sara Ronan, and each of them separately, with power of substitution, attorneys and proxies of the undersigned, and does thereby request that all shares of the U.S. Small Capitalization Series of Barr Rosenberg Series Trust which the undersigned is entitled to vote be cast as directed at the Special Meeting of Shareholders of Barr Rosenberg Series Trust, to be held at 10:00 a.m., Pacific Time, on December 29, 1998 at the offices of the Trust, Four Orinda Way, Building E, Orinda, California 94563, and at any adjournment thereof.

PLEASE VOTE, DATE, SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD, AND RETURN THIS FORM IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

NOTE: The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and revokes any proxy heretofore given with respect to the votes covered by this proxy.

HAS YOUR ADDRESS CHANGED:               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

--------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                             BARR ROSENBERG SERIES TRUST
--------------------------------------------------------------------------------
                           U.S. SMALL CAPITALIZATION SERIES


MARK BOX AT RIGHT IF AN ADDRESS CHANGE OR      [     ]
COMMENT HAS BEEN NOTED ON THE REVERSE SIDE
OF THIS CARD.






Please be sure to sign and date this Proxy.  Date:

Shareholder sign here     Co-owner sign here

The shares represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR the election of the nominees for Trustee listed below.


1.  Proposal to approve the               For       With-     For All
    election of the nominees for                    hold      Except
    Trustee:


Nils H. Hakansson                         [  ]      [  ]       [  ]
Dwight M. Jaffee                          [  ]      [  ]       [  ]

(Instructions: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above.)


2.  Approval of the U.S. Small            For       With-    Abstain
    Capitalization Series Management                hold
    Agreement                             [  ]      [  ]      [  ]

                            BARR ROSENBERG SERIES TRUST

                     INTERNATIONAL SMALL CAPITALIZATION SERIES

        THIS SOLICITATION IS BEING MADE ON BEHALF OF THE BOARD OF TRUSTEES.

     The undersigned shareholder, by completing this form, does thereby appoint Marlis S. Fritz and Sara Ronan, and each of them separately, with power of substitution, attorneys and proxies of the undersigned, and does thereby request that all shares of the International Small Capitalization Series of Barr Rosenberg Series Trust which the undersigned is entitled to vote be cast as directed at the Special Meeting of Shareholders of Barr Rosenberg Series Trust, to be held at 10:00 a.m., Pacific Time, on December 29, 1998 at the offices of the Trust, Four Orinda Way, Building E, Orinda, California 94563, and at any adjournment thereof.

PLEASE VOTE, DATE, SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD, AND RETURN THIS FORM IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

NOTE: The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and revokes any proxy heretofore given with respect to the votes covered by this proxy.

HAS YOUR ADDRESS CHANGED:               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

--------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                             BARR ROSENBERG SERIES TRUST
--------------------------------------------------------------------------------
                      INTERNATIONAL SMALL CAPITALIZATION SERIES


MARK BOX AT RIGHT IF AN ADDRESS CHANGE OR      [     ]
COMMENT HAS BEEN NOTED ON THE REVERSE SIDE
OF THIS CARD.






Please be sure to sign and date this Proxy.  Date:

Shareholder sign here     Co-owner sign here

The shares represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR the election of the nominees for Trustee listed below.


1.  Proposal to approve the               For       With-     For All
    election of the nominees for                    hold      Except
    Trustee:


Nils H. Hakansson                         [  ]      [  ]       [  ]
Dwight M. Jaffee                          [  ]      [  ]       [  ]

(Instructions: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above.)


2.  Approval of the International         For       With-     Abstain
    Small Capitalization Series                     hold
    Management Agreement                  [  ]      [  ]       [  ]

                            BARR ROSENBERG SERIES TRUST

                                    JAPAN SERIES

        THIS SOLICITATION IS BEING MADE ON BEHALF OF THE BOARD OF TRUSTEES.

     The undersigned shareholder, by completing this form, does thereby appoint Marlis S. Fritz and Sara Ronan, and each of them separately, with power of substitution, attorneys and proxies of the undersigned, and does thereby request that all shares of the Japan Series of Barr Rosenberg Series Trust which the undersigned is entitled to vote be cast as directed at the Special Meeting of Shareholders of Barr Rosenberg Series Trust, to be held at 10:00 a.m., Pacific Time, on December 29, 1998 at the offices of the Trust, Four Orinda Way, Building E, Orinda, California 94563, and at any adjournment thereof.

PLEASE VOTE, DATE, SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD, AND RETURN THIS FORM IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

NOTE: The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and revokes any proxy heretofore given with respect to the votes covered by this proxy.

HAS YOUR ADDRESS CHANGED:               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

--------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                             BARR ROSENBERG SERIES TRUST
--------------------------------------------------------------------------------
                                     JAPAN SERIES


MARK BOX AT RIGHT IF AN ADDRESS CHANGE OR      [     ]
COMMENT HAS BEEN NOTED ON THE REVERSE SIDE
OF THIS CARD.






Please be sure to sign and date this Proxy.  Date:

Shareholder sign here     Co-owner sign here

The shares represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR the election of the nominees for Trustee listed below.


1.  Proposal to approve the               For      With-     For All
    election of the nominees for                   hold      Except
    Trustee:


Nils H. Hakansson                         [  ]      [  ]       [  ]
Dwight M. Jaffee                          [  ]      [  ]       [  ]

(Instructions: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above.)


2.  Approval of the Japan Series          For      With-     Abstain
    Management Agreement                           hold
                                          [  ]     [  ]      [  ]

                            BARR ROSENBERG SERIES TRUST

                         BARR ROSENBERG MARKET NEUTRAL FUND

        THIS SOLICITATION IS BEING MADE ON BEHALF OF THE BOARD OF TRUSTEES.

     The undersigned shareholder, by completing this form, does thereby appoint Marlis S. Fritz and Sara Ronan, and each of them separately, with power of substitution, attorneys and proxies of the undersigned, and does thereby request that all shares of the Barr Rosenberg Market Neutral Fund of Barr Rosenberg Series Trust which the undersigned is entitled to vote be cast as directed at the Special Meeting of Shareholders of Barr Rosenberg Series Trust, to be held at 10:00 a.m., Pacific Time, on December 29, 1998 at the offices of the Trust, Four Orinda Way, Building E, Orinda, California 94563, and at any adjournment thereof.

PLEASE VOTE, DATE, SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD, AND RETURN THIS FORM IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

NOTE: The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and revokes any proxy heretofore given with respect to the votes covered by this proxy.

HAS YOUR ADDRESS CHANGED:               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

--------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                             BARR ROSENBERG SERIES TRUST
--------------------------------------------------------------------------------
                          BARR ROSENBERG MARKET NEUTRAL FUND


MARK BOX AT RIGHT IF AN ADDRESS CHANGE OR      [     ]
COMMENT HAS BEEN NOTED ON THE REVERSE SIDE
OF THIS CARD.





Please be sure to sign and date this Proxy.  Date:

Shareholder sign here     Co-owner sign here

The shares represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR the election of the nominees for Trustee listed below.


1.  Proposal to approve the               For      With-     For All
    election of the nominees for                   hold      Except
    Trustee:


Nils H. Hakansson                         [  ]      [  ]       [  ]
Dwight M. Jaffee                          [  ]      [  ]       [  ]

(Instructions: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above.)


2.  Approval of the Barr                  For       With-      Abstain
    Rosenberg Market Neutral Fund         hold      hold
    Management Agreement                  [  ]      [  ]       [  ]

                            BARR ROSENBERG SERIES TRUST

                      BARR ROSENBERG DOUBLE ALPHA MARKET FUND

        THIS SOLICITATION IS BEING MADE ON BEHALF OF THE BOARD OF TRUSTEES.

     The undersigned shareholder, by completing this form, does thereby appoint Marlis S. Fritz and Sara Ronan, and each of them separately, with power of substitution, attorneys and proxies of the undersigned, and does thereby request that all shares of the Barr Rosenberg Double Alpha Market Fund of Barr Rosenberg Series Trust which the undersigned is entitled to vote be cast as directed at the Special Meeting of Shareholders of Barr Rosenberg Series Trust, to be held at 10:00 a.m., Pacific Time, on December 29, 1998 at the offices of the Trust, Four Orinda Way, Building E, Orinda, California 94563, and at any adjournment thereof.

PLEASE VOTE, DATE, SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD, AND RETURN THIS FORM IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

NOTE: The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and revokes any proxy heretofore given with respect to the votes covered by this proxy.


HAS YOUR ADDRESS CHANGED:               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

--------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                             BARR ROSENBERG SERIES TRUST
--------------------------------------------------------------------------------
                       BARR ROSENBERG DOUBLE ALPHA MARKET FUND


MARK BOX AT RIGHT IF AN ADDRESS CHANGE OR      [     ]
COMMENT HAS BEEN NOTED ON THE REVERSE SIDE
OF THIS CARD.





Please be sure to sign and date this Proxy.  Date:

Shareholder sign here     Co-owner sign here

The shares represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR the election of the nominees for Trustee listed below.


1.  Proposal to approve the               For       With-     For All
    election of the nominees for                    hold      Except
    Trustee:


Nils H. Hakansson                         [  ]      [  ]       [  ]
Dwight M. Jaffee                          [  ]      [  ]       [  ]

(Instructions: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above.)


2.  Approval of the Barr                  For       With-      Abstain
    Rosenberg Double Alpha Market                   hold
    Fund Management Agreement             [  ]      [  ]       [  ]